Filed pursuant to Rule 497(d)


                      VAN KAMPEN UNIT TRUSTS, SERIES 1079

                    Alternatives Allocation Portfolio 2011-1

              Supplement to the Prospectus dated February 18, 2011

   The following paragraph is inserted in the "Taxation - Alternatives Allocation Portfolio" section immediately following the subsection entitled "Limitations on the Deductibility of Portfolio Expenses" in the Prospectus on page A-25:

"Foreign Bank Accounting Reporting (FBAR) Obligations. Unitholders should consult with their tax advisor regarding the tax filing and reporting obligations that may arise in connection with the Portfolio's investment in shares of those ETFs that are structured as grantor trusts ("Grantor Shares"), including whether the investment in those Grantor Shares need to be reported on Treasury Form TD F 90-22.1 (Report of Foreign Bank and Financial Accounts). The only Grantor Shares held in the Portfolio are those of the SPDR Gold Trust."

Supplement Dated: May 4, 2011